SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                FORM 8-K/A-1

                        C U R R E N T   R E P O R T

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                                October 26, 1997
              Date of Report (Date Of Earliest Event Reported)

                           EAGLE FINANCIAL CORP.
           (Exact Name Of Registrant As Specified In Its Charter)

                                   Delaware
               (State Or Other Jurisdiction Of Incorporation)

             0-15311                         06-1194047
     (Commission File Number)      (IRS Employer Identification No.)

                       222 Main Street, P.O. Box 1157
                        Bristol, Connecticut  06010
            (Address Of Principal Executive Offices) (Zip Code)

                             (860) 314-6400
            (Registrant's Telephone Number, including Area Code)

                               NOT APPLICABLE
       (Former Name Or Former Address, If Changed Since Last Report)



          ITEM 5.  OTHER EVENTS.

                    On October 26, 1997, Eagle Financial Corp., a Delaware corporation ("Eagle"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Webster Financial Corporation, a Delaware corporation ("Webster"), pursuant to which Eagle will be merged with and into Webster (the "Merger"). The Merger is intended to constitute a tax-free reorganization and to be accounted for as a pooling-of-interests. The Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

                    In accordance with the terms of the Merger
          Agreement, each share of Eagle common stock, par value $.01 per share ("Eagle Common Stock"), outstanding immediately prior to the effective time of the Merger, together with the rights attached thereto (the "Rights") issued pursuant to the Rights Agreement, dated as of October 22, 1996 (the "Rights Agreement") between Eagle and The First National Bank of Boston, as rights agent, will (subject to certain exceptions) be converted into the right to receive .84 shares (the "Exchange Ratio") of Webster common stock, par value $.01 per share, together with the number of Webster rights associated therewith (with cash being paid in lieu of fractional share interests). The Exchange Ratio is subject to adjustment in certain circumstances.

                    Consummation of the Merger is subject to various conditions, including the approval of the stockholders of Webster and Eagle and the receipt of all requisite regulatory approvals.

                    In connection with the Merger Agreement, Webster and Eagle entered into a Stock Option Agreement dated October 26, 1997 (the "Option Agreement"), pursuant to which Eagle granted Webster an option to purchase, under certain circumstances, up to 1,256,991 shares of Eagle Common Stock at a price, subject to certain adjustments, of $41.25 per share (the "Option"). The Option will become exercisable only upon the occurrence of certain events, none of which has occurred as of the date hereof. The Option was granted by Eagle as a condition to Webster's entering into the Merger Agreement. The Option Agreement is filed herewith as
          Exhibit 99.3 and is incorporated by reference herein.

                    The joint press release issued by Eagle and Webster with respect to the Merger is filed herewith as
          Exhibit 99.1.

                    In connection with the execution of the Merger Agreement and the Option Agreement, Eagle amended the Rights Agreement to provide that the Rights will not become distributable or exercisable as a result of the execution of the Merger Agreement and the Option Agreement or the consummation of the transactions contemplated thereby.

                    Amendment No. 1 to the Rights Agreement is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

          ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

          (c)  Exhibits

                    2.1       Agreement and Plan of Merger by and
                              between Webster Financial Corporation
                              and Eagle Financial Corp., dated as
                              of October 26, 1997.

                    99.1      Press Release issued by Webster
                              Financial Corporation and Eagle
                              Financial Corp. on October 27, 1997.

                    99.2 Amendment No. 1, dated as of October 27, 1997, to the Rights Agreement, dated as of October 22, 1996, between Eagle Financial Corp. and The First National Bank of Boston, as rights agent.

                    99.3 Stock Option Agreement, dated October 26, 1997, between Eagle Financial
                              Corp. and Webster Financial
                              Corporation.



                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

          Dated:  November 24, 1997

                                   Eagle Financial Corp.

                                   By: /s/ Robert J. Britton
                                   Name:   Robert J. Britton
                                   Title:  President and Chief
                                           Executive Officer



                                  EXHIBIT INDEX

          Exhibit
          Number              Description

          2.1                 Agreement and Plan of Merger by and
                              between Webster Financial Corporation
                              and Eagle Financial Corp., dated as of
                              October 26, 1997.

          99.1                Press Release issued by Webster
                              Financial Corporation and Eagle
                              Financial Corp. on October 27, 1997.

          99.2 Amendment No. 1, dated as of October 27, 1997, to the Rights Agreement, dated as of October 22, 1996, between Eagle Financial Corp. and The First National Bank of Boston, as rights agent.

          99.3 Stock Option Agreement, dated October 26, 1997, between Eagle Financial Corp. and Webster Financial Corporation.